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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 14, 2007
                           __________________________

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           __________________________

            NEVADA                         0-23511               87-0412182
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                            1301 NORTH TUSTIN AVENUE
                           SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 953-3503
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)
                           __________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (e) On February 14, 2007, Integrated Healthcare Holdings, Inc. (the "Company") amended the employment agreement of Steven R. Blake, Chief Financial Officer (principal financial officer) of the Company, to increase his base salary through the remainder of the regular term of his employment agreement (ending March 20, 2008) from $275,000 per year to $350,000 per year.

         The form of amendment to Mr. Blake's employment agreement is furnished as an exhibit to this Report. The preceding description of the amendment should be read in conjunction with the exhibit filed herewith.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits


EXHIBIT
NUMBER                              DESCRIPTION

99.1 Letter of Amendment to Employment Agreement of Steven R. Blake, dated as of February 14, 2007


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 21, 2007

                                    INTEGRATED HEALTHCARE HOLDINGS, INC.

                                    By:     /s/ Bruce Mogel
                                            -----------------------------------
                                            Bruce Mogel
                                            Chief Executive Officer